Exhibit 1.1

EMPRESA DISTRIBUIDORA Y COMERCIALIZADORA NORTE S.A.

15,164,795 American Depositary Shares

Representing an Aggregate of 303,295,943 Shares of Class B Common Stock

Underwriting Agreement

April     , 2007

J.P. Morgan Securities Inc.

Citigroup Global Markets Inc.

    As Representatives of the

    several Underwriters listed

    in Schedule I hereto

c/o J.P. Morgan Securities Inc.

277 Park Avenue

New York, New York  10172

Ladies and Gentlemen:

                Empresa Distribuidora y Comercializadora Norte S.A., an Argentine corporation (the “Company”), proposes to issue and sell to the several Underwriters listed in Schedule I hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), an aggregate of 3,742,245 American Depositary Shares of the Company representing an aggregate of [74,844,900] shares of Class B Common Stock of the Company (the “Stock”), and the stockholders of the Company named in Schedule II hereto (the “Selling Stockholders”) propose to sell to the Underwriters an aggregate of 11,422,550 American Depositary Shares of the Company representing an aggregate of [228,451,000] shares of Stock and, at the option of the Underwriters, up to an additional aggregate of 2,885,302 American Depositary Shares of the Company representing an aggregate of 57,706,044 shares of Stock.  The aggregate of 15,164,795 American Depositary Shares of the Company to be sold by the Company and the Selling Stockholders is herein called the “Underwritten ADSs” and the aggregate of 2,885,302 additional American Depositary Shares of the Company to be sold by the Selling Stockholders at the option of the Underwriters is herein called the “Option ADSs”.  The Underwritten ADSs and the Option ADSs are herein referred to as the “ADSs”.  The aggregate of 303,295,943 shares of Stock underlying the Underwritten ADSs is herein called the “Underwritten Shares” and the aggregate of 57,706,044 additional shares of Stock underlying the Option ADSs is herein called the “Option Shares”.  The Underwritten Shares and the Option Shares are herein referred to as the “Underlying Shares”.  The ADSs are to be issued pursuant to a deposit agreement (the “Deposit Agreement”) to be entered into among the Company, The Bank of New York, as Depositary (the “Depositary”), and the holders from time to time of the American Depositary

Receipts (the “ADRs”) issued by the Depositary and evidencing the ADSs.  Each ADS will initially represent 20 shares of Stock deposited pursuant to the Deposit Agreement.

The Company and certain participants of the Company’s Employee Stock Participation Program (the “ESPP Selling Stockholders”) are concurrently entering into an agreement, dated the date hereof (the “Argentine Placement Agreement”), with a certain Argentine placement agent (the “Argentine Placement Agent”) providing for the concurrent offering (the “Argentine Offering”) and sale by the ESPP Selling Stockholders of 81,208,416 shares of Stock of the Company in the Republic of Argentina (the “Argentine Shares”).

In order for the Company to complete an increase of its capital stock in accordance with Argentine law, on April 26, 2007 the Company will commence a 10-day preemptive rights and accretion rights offer to its existing shareholders as described in the Registration Statement, the Time of Sale Information and the Prospectus (each as defined below).  In order for the Underwriters to acquire the Underlying Shares, represented by the ADSs, being issued and sold by the Company hereunder, the Representatives are entering into an agreement (the “Assignment Agreement”) with the Selling Stockholders and Electricidad Argentina S.A. concurrently herewith pursuant to which the Selling Stockholders will assign sufficient preemptive and accretion rights to the Representatives to permit the Underwriters to purchase the Underwritten ADSs.

[To provide for the coordination of their activities under this Agreement and in the Argentine Offering, the Underwriters and the Argentine Placement Agent have entered into a separate agreement among themselves dated April •, 2007 (the “Intersyndicate Agreement”).]

                The Company and the Selling Stockholders hereby confirm their agreement with the several Underwriters concerning the purchase and sale of the ADSs, as follows:

                1.             Registration Statement.  The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form F-1 (File No. 333-141894) including a prospectus, relating to the ADSs.  Such registration statement, as amended at each time it becomes effective, including the information, if any, deemed pursuant to Rule 430A under the Securities Act to be part of the registration statement at each time of its effectiveness (“Rule 430A Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before it becomes effective, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at each time of its effectiveness that omits Rule 430A Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the ADSs.  If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

                At or prior to [•]:00 [p]m (Eastern time) on the date of this Agreement (the “Time of Sale”), the Company had prepared the following information (the “Time of Sale Information”): a Preliminary Prospectus dated April 10, 2007, and each “issuer free writing prospectus” (as defined pursuant to Rule 405 and Rule 433 under the Securities Act) listed in Annex G hereto.

                2.             Purchase of the ADSs by the Underwriters.  (a)  On the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, the Company and each of the Selling Stockholders agree, severally and not jointly, to sell the ADSs to the several Underwriters as provided in this Agreement, and each Underwriter, agrees, severally and not jointly, to purchase from the Company and each of the Selling Stockholders at a purchase price per ADS of $ [                                ] (the “Purchase Price”) the number of Underwritten ADSs (to be adjusted by you so as to eliminate fractional ADSs) determined by multiplying the aggregate number of Underwritten ADSs to be sold by the Company and each of the Selling Stockholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of  Underwritten ADSs to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Underwritten ADSs to be purchased by all the Underwriters from the Company and all the Selling Stockholders hereunder.

                In addition, the Underwriters, on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, shall have the option to purchase, severally and not jointly, from the Selling Stockholders all or less than all of the Option ADSs at the Purchase Price.  The Underwriters may exercise the option to purchase the Option ADSs at any time in whole, or from time to time in part, on or before the thirtieth day following the date of this Agreement, by written notice from the Representatives to the Company and the Selling Stockholders.  Such notice shall set forth the aggregate number of Option ADSs as to which the option is being exercised and the date and time when the Option ADSs are to be delivered and paid for which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 12 hereof).  Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.  No Option ADSs shall be sold or delivered unless the Underwritten ADSs previously have been, or simultaneously are, sold and delivered.  Each of the Selling Stockholders, as and to the extent indicated in Schedule II hereto, agrees, severally and not jointly, to sell the number of Option ADSs specified in such election to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase, at the Purchase Price, that portion of the number of Option ADSs as to which such election shall have been exercised as set forth above (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Option ADSs by a fraction the numerator of which is the maximum number of Option ADSs which each such Underwriter is entitled to purchase and the denominator of which is the maximum number of Option ADSs which all of the Underwriters are entitled to purchase hereunder.  Any such election to purchase Option ADSs shall be made among the Selling Stockholders in proportion to the maximum number of Optional ADSs to be sold by each Selling Stockholder as set forth in Schedule II hereto.

                (b)           The Company and the Selling Stockholders understand that the Underwriters intend to make a public offering of the ADSs as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the ADSs on the terms set forth in the Prospectus.  The Company and the Selling Stockholders acknowledge and agree that the Underwriters may offer and sell ADSs to or through any affiliate of an Underwriter and that any such affiliate may offer and sell the ADSs purchased by it to or through any Underwriter, in each case in accordance with applicable law.

(c)           Payment for the ADSs shall be made by wire transfer in immediately available funds to the accounts specified by each of the Company and the Selling Stockholders to the Representatives, in the case of the Underwritten ADSs, at 10:00 A.M. New York City time on April 30, 2007, or at such other time on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company and the Selling Stockholders may agree upon in writing or, in the case of the Option ADSs, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option ADSs.  The time and date of such payment for the Underwritten ADSs are referred to herein as the “Closing Date” and the time and date for such payment for the Option ADSs, if other than the Closing Date, are herein referred to as the “Additional Closing Date”.

                Payment for the ADSs to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the ADRs evidencing the ADSs to be purchased on such date through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters, with any transfer taxes and Depositary fees payable in connection with the sale of the ADSs duly paid by the Company or the Selling Stockholders, as the case may be.  Notwithstanding the foregoing, the Underwriters may, through the Representatives, request that in lieu of delivery of ADRs on the Closing Date or the Additional Closing Date, as the case may be, Underlying Shares underlying a number of ADSs to be specified by such Representatives be delivered in Argentina to the Representatives or upon their instruction with any transfer taxes and fees payable in connection with such delivery duly paid by the Company or the Selling Stockholders, as the case may be.

                (d)           Each of the Company and the Selling Stockholders acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Selling Stockholders with respect to the offering of ADSs contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Selling Stockholders or any other person in connection with the transactions contemplated hereby.  Additionally, neither the Representatives nor any other Underwriter is advising the Company, the Selling Stockholders or any other person as to any legal, tax, investment,  accounting or regulatory matters in any jurisdiction.  The Company and the Selling Stockholders shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or the Selling Stockholders with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or the Selling Stockholders.

                3.             Representations and Warranties of the Company.  The Company represents and warrants to each Underwriter that:

(a)           Preliminary Prospectus.  No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus.

(b)           Time of Sale Information. (i) The Time of Sale Information, at the Time of Sale did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, and (ii) each electronic road show when taken together as a whole with the Time of Sale Information will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Time of Sale Information.  No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom.

(c)           Issuer Free Writing Prospectus.  Other than the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the ADSs (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex G hereto and other written communications approved in writing in advance by the Representatives.  Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, and each other Issuer Free Writing Prospectus distributed previously thereto, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Issuer Free Writing Prospectus.

(d)           Registration Statement and Prospectus.  The Registration Statement has been declared effective by the Commission.  No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or, to the knowledge of the Company, threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the applicable requirements of the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and any Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto.

(e)           ADS Registration Statement.  A registration statement on Form F-6 (File No. 333-142068) has been filed with the Commission.  Such registration statement has been declared effective by the Commission (such registration statement, as amended at the time it became effective, is referred to herein as the “ADS Registration Statement”).  No stop order suspending the effectiveness of the ADS Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or, to the knowledge of the Company, threatened by the Commission; as of the applicable effective date of the ADS Registration Statement and any amendment thereto, the ADS Registration Statement complied and will comply in all material respects with the applicable requirements of the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein and or necessary in order to make the statements therein not misleading.

(f)            Financial Statements.  The financial statements and the related notes thereto of the Company included in the Registration Statement, the Time of Sale Information and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations of the

Commission thereunder (collectively, the “Exchange Act”), as applicable, and present fairly the financial position of the Company as of the dates indicated and the results of operations and the changes in cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the City of Buenos Aires, Argentina and contain all required reconciliations to accounting principles generally accepted in the United States as required by the applicable accounting requirements of the Securities Act, in each case applied on a consistent basis throughout the periods covered thereby, except as otherwise noted therein, and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; and the other financial information included in the Registration Statement, the Time of Sale Information and the Prospectus has been derived from the accounting records of the Company and presents fairly the information shown thereby.

(g)           No Material Adverse Change.  Since the date of the most recent financial statements of the Company included in the Registration Statement, the Time of Sale Information and the Prospectus, (i) there has not been any change in the capital stock or long-term debt of the Company, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company; (ii) the Company has not entered into any transaction or agreement that is material to the Company or incurred any liability or obligation, direct or contingent, that is material to the Company, and (iii) the Company has not sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus.

(h)           Organization.  The Company has been duly incorporated and is validly existing as a sociedad anónima under the laws of Argentina.  The Company is duly qualified to do business in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company (a “Material Adverse Effect”).  Other than the Sociedad Anónima Centro de Movimiento de Energía (SACME), the Company does not own or control, directly or indirectly, any corporation, association or other entity.

(i)            Capitalization.  The Company has an authorized capitalization as set forth in the Registration Statement, the Time of Sale Information and the Prospectus under the heading “Capitalization”; all the outstanding shares of capital stock of the Company (including the Underlying Shares to be sold by the Selling Stockholders) have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in compliance with all applicable Argentine laws, rules and regulations, including, without limitation, any requirements of the Comisión Nacional de Valores (the “CNV”) and the Bolsa de Comercio de Buenos Aires (the “BASE”), have been issued in compliance with the applicable requirements of Argentine Law regarding the pre-emptive rights of its existing shareholders, are not subject to any other pre-emptive or similar rights, and, in the case of the Shares to be sold by the Selling Shareholders, to the knowledge of the Company, are owned directly or indirectly by the Selling Shareholders, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party; except as described in or expressly contemplated by the Registration Statement, the Time of Sale Information and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus.

(j)            Due Authorization.  The Company has full right, power and authority to execute and deliver this Agreement, the Argentine Placement Agreement and the Deposit Agreement (collectively, the “Transaction Documents”) and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

(k)           Underwriting Agreement.  This Agreement has been duly authorized, executed and delivered by the Company.

(l)            The Underlying Shares.  The Underlying Shares to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued and will be fully paid and nonassessable and will conform to the descriptions thereof in the Registration Statement, the Time of Sale Information and the Prospectus; and the issuance of the Underlying Shares is not subject to any preemptive or similar rights, except as described in the Registration Statement, the Time of Sale Information and the Prospectus.

(m)          The ADSs.  The Underlying Shares to be issued and sold by the Company hereunder may be freely deposited by the Company with the Depositary by book entry transfer at the Caja de Valores S.A.  Upon the due issuance by the Depositary of ADRs evidencing ADSs, such ADRs will be duly and validly issued under the Deposit Agreement and persons in whose names such ADRs are registered will be entitled to the rights of registered holders of ADRs specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADSs will conform in all material respects to the description thereof contained in the Registration Statement, Time of Sale Information and the Prospectus.

(n)           Absence of Transfer Restrictions.   The ADSs, when issued, are freely transferable by the Company to or for the account of the several Underwriters and are freely transferable by the several Underwriters to the initial purchasers thereof in the manner contemplated by the Prospectus.

(o)           Other Transaction Documents.  The Argentine Placement Agreement and the Deposit Agreement have been duly authorized by the Company and, when duly executed and delivered in accordance with their terms by each of the parties thereto, will constitute valid and legally binding agreements of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

(p)           Descriptions of the Transaction Documents.  Each Transaction Document conforms in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus.

(q)           No Violation or Default.  The Company is not (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its properties, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(r)            No Conflicts.  The execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the ADSs, the issuance and sale of the Argentine Shares in the Argentine Offering and the consummation by the Company of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or (iii) result in the violation of any law or statute or any judgment, order, rule  or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its properties (including, without limitation, any requirements of the CNV) to the extent any such contravention in (i) or (iii) would not, individually or in the aggregate, have a Material Adverse Effect.

(s)           No Consents Required.  No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the ADSs, the issuance and sale of the Argentine Shares in the Argentine Offering and the consummation of the transactions contemplated by the Transaction Documents, except for (i) as may be required and have been or will be, by the Closing Date, obtained from the CNV and the BASE relating to the offering and listing of the Argentine Shares as contemplated by the Argentine Placement Agreement, (ii) as may be required and will have been, by the Closing Date, obtained from the CNV and BASE relating to the payment of fees, commissions and reimbursement of expenses pursuant to the Argentine Placement Agreement and the Deposit Agreement, (iii) the registration of the Underlying Shares and the ADSs under the Securities Act and (iv) such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable securities laws in connection with the purchase and distribution of the ADSs by the Underwriters.

(t)            Legal Proceedings.  Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company is a party or to which any property of the Company is subject that, individually or in the aggregate, if determined adversely to the Company, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under the Transaction Documents; no such investigations, actions, suits or proceedings are, to the knowledge of the Company, threatened or contemplated by any governmental or regulatory authority or others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement that are not so described in the Registration Statement, the Time of Sale Information and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Time of Sale Information and the Prospectus.

(u)           Independent Accountants.  Deloitte & Co. SRL, who have certified certain financial statements of the Company, are an independent registered public accounting firm with respect to the Company within the applicable rules and regulations adopted by the Commission and the Public Accounting Oversight Board (United States) and as required by the Securities Act and the CNV.

(v)           Title to Real and Personal Property.  The Company has good and marketable sole title to, or has valid rights to lease or otherwise use, all items of real and personal property that are material to the business of the Company, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except as described in the Registration Statement, the Time of Sale Information and the Prospectus or those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(w)          Title to Intellectual Property.  The Company owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of its business; and the conduct of its business will not conflict in any material respect with any such rights of others, and the Company has not received any notice of any claim of infringement or conflict with any such rights of others, in each case except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(x)            No Undisclosed Relationships.  No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents and in the Time of Sale Information.

(y)           Investment Company Act.  The Company is not and, after giving effect to the offering and sale of the ADSs and the Argentine Shares and the application of the proceeds thereof as described in the Registration Statement, the Time of Sale Information and the Prospectus, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”).

(z)            Taxes.  The Company has paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof except where the failure to file such tax returns could not reasonably be expected to have a Material Adverse Effect; and except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, the Company has no knowledge of any tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its properties or assets and that could reasonably be expected to have a Material Adverse Effect.

(aa)         Enforceability of Transaction Documents.  The Transaction Documents are or shall be in proper legal form under the laws of Argentina for the enforcement thereof in Argentina against the Company, and to ensure the legality, validity, enforceability or admissibility into evidence in a legal or administrative proceeding in Argentina of the Transaction Documents, it is not necessary that the Transaction Documents or any other document related hereto be filed or recorded with any court or other authority in Argentina or that any registration tax, stamp duty or similar tax be paid in Argentina on or in respect of the Transaction Documents or any other document other than court costs, including (without limitation) filing fees and deposits to guarantee judgment required by an Argentine court of law and except that a certified Spanish translation by a sworn public translator is required for each document in a language other than the Spanish language sought to be enforced in the courts of Argentina.

(bb)         Enforcement of Foreign Judgments.  Pursuant to the terms of this Agreement and the Deposit Agreement, the Company has agreed to submit to the jurisdiction of any state or federal court in the state of New York in which the relevant suit or proceeding may be instituted.  The enforcement of foreign judgments will be recognized by the Argentine Courts provided that the requirements of Article 517 of the Civil and Commercial Procedure Code (approved by Law No. 17,454 as amended by Law No. 22,434) are met, as follows: (a) the judgment, which must be final in the jurisdiction where rendered, was issued by a court competent in accordance with Argentine laws regarding conflict of laws and jurisdiction and resulted from (i) a personal action or (ii) an in rem action with respect to property which was transferred to Argentina during or after the prosecution of the foreign action; (b) the defendant against whom enforcement of the judgment is sought was personally served with the summons, and in accordance with due process of law, was given an opportunity to defend against the foreign action; (c) the judgment must be valid in the jurisdiction where rendered and its authenticity must be established in accordance with the requirements of Argentine law; (d) the judgment does not violate the principles of public policy of Argentine law; and (e) the judgment is not contrary to a prior or simultaneous judgment of an Argentine court.

(cc)         Absence of Argentine Stamp and Other Taxes.  No Argentine transaction tax, stamp duty or other issuance or transfer taxes or duties and no Argentine capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters in connection with (i) the execution, delivery, performance and enforcement of the Transaction Documents or of any other document to be furnished hereunder or thereunder, other than a court tax of 3% of the amount in controversy imposed with respect to the initiation of any judicial proceeding to enforce this Agreement in the City of Buenos Aires, (ii) the consummation by the Company of the transactions contemplated by the Transaction Documents, (iii) the deposit with the Depositary of the Underlying Shares against issuance of the ADRs evidencing the ADSs, (iv) the resale and delivery of the ADRs evidencing ADSs by the Underwriters in the manner contemplated in the Registration Statement, the Time of Sale Information and the Prospectus or (v) the assignment of the preemptive and accretion rights under the Assignment Agreement.

(dd)         The Acta Acuerdo sobre la Adecuación del Contrato de Concesión del Servicio Público de Distribución y Comercialización de Energía Eléctrica dated February 13, 2006 between the Company and the Argentine Government (the “Acta Acuerdo”) is a valid  agreement of the Company and the Argentine Government, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability, and, except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal, government, regulatory, administrative or other actions or proceedings pending or, to the knowledge of the Company, threatened by any person regarding its validity and enforceability against the Argentine Government.

(ee)         Payment of Dividends.  Except in the events of cash distributions due to the redemption of the Underlying Shares, capital reductions or dissolution and liquidation of the Company, all dividends and other distributions declared and payable on the Underlying Shares, in cash or in Shares, may, under current Argentine law and regulations, including any foreign exchange or foreign currency approvals, be paid to the Depositary and to the holders of the ADSs, as the case may be, in Argentine pesos and may be converted freely into foreign currency that may be  transferred out of Argentina in accordance with the Deposit Agreement, and all such dividends and other distributions made to holders of the ADSs who are non-residents of Argentina currently are not subject to Argentine withholding or other taxes under Argentine laws and regulations and are otherwise currently free and clear of any other tax, duty, withholding or deduction in Argentina and do not require any governmental authorization in Argentina.

(ff)           Licenses and Permits.  The Company possesses all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of its properties or the conduct of its business as described in the Registration Statement, the Time of Sale Information and the Prospectus, except where the failure to possess or make the same could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and except as described in the Registration Statement, the Time of Sale Information and the Prospectus, the Company has not received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(gg)         No Labor Disputes.  Except as Disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, no labor disturbance by or dispute with employees of the Company exists or, to the best knowledge of the Company, is contemplated or threatened and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its principal suppliers or contractors, except as would not have a Material Adverse Effect.

(hh)         Compliance With Environmental Laws.  Except as Disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, (i) The Company (x) is in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) has received and is in compliance with all permits, licenses, certificates or other authorizations or approvals required of it under applicable Environmental Laws to conduct its business; and (z) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company, except in each case, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(ii)           Disclosure Controls.  The Company has established an effective system of disclosure controls and procedures that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under applicable laws is recorded, processed, summarized and reported within the time periods specified in such laws, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

(jj)           Accounting Controls.  The Company maintains a system of internal controls in accordance with applicable law and sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in Argentina and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(kk)         Insurance.  Except as Disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, the Company has insurance covering its properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as the Company considers prudent; and the Company has not (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or other), earnings, business or operations of the Company.

(ll)           No Unlawful Payments.  Neither the Company nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(mm)       Compliance with Money Laundering Laws.  The operations of the Company are and have been conducted at all times in compliance with any applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and the applicable requirements in Argentina in connection with the Money Laundering Law No. 25,246, as amended; Decrees No. 169/2001 and 1500/2001; the Resolutions of the Financial Information Unit, in particular Resolution No. 2/2002; Communications No. A4353, A4383 and A4424 of the Central Bank of Argentina; and the applicable money laundering statutes, rules and regulations of all jurisdictions to which the operations of the Company are or have been subject and any applicable guidelines, issued, administered or enforced by any governmental agency pursuant to such statutes, rules and regulations (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its officers and directors with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(nn)         Compliance with OFAC.  None of the Company or, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the ADSs hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(oo)         No Broker’s Fees.  The Company is not a party to any contract, agreement or understanding with any person (other than this Agreement and the Argentine Placement

Agreement) that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the ADSs or the Argentine Shares.

(pp)         No Registration Rights.  Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, no person has the right to require the Company to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the ADSs to be sold by the Company hereunder or, to the best knowledge of the Company, the sale of the ADSs to be sold by each Selling Stockholder hereunder.

(jj)           No Stabilization.  The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the ADSs.

(kk)         Business With Cuba.  The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

(ll)           Forward-Looking Statements.  No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Information and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(mm)       Statistical and Market Data.  Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the Time of Sale Information and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(nn)         Passive Foreign Investment Company.  The Company does not anticipate being for the 2007 taxable year or the foreseeable future a “passive foreign investment company” (“PFIC”) as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

(oo)         Jurisdiction.  The Company has the power to submit, and pursuant to Section 17 of this Agreement has legally, validly, effectively and irrevocably submitted, to the jurisdiction of any federal or state court in the State of New York, County of New York, and has the power to designate, appoint and empower, and pursuant to Section 17 of this Agreement, has legally and validly designated, appointed and empowered an agent for service of process in any suit or proceeding based on or arising under this Agreement in any federal or state court in the State of New York.

(pp)         No Immunity.  The Company does not have immunity from jurisdiction of any court of (A) any jurisdiction in which it owns or leases property or assets, (B) the United States or the State of New York or (C) Argentina or any political subdivision thereof; provided, however, that, according to the Company’s concession and current interpretation of Argentine law, the Company’s assets that are essential to the provision of the public service are not subject to mortgage, pledge or any kind of attachment, whether preliminary or in aid of execution, or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to the Company or its property and assets or this Agreement or the Deposit Agreement or any of the ADSs or the Underlying Shares or actions to enforce judgments in respect thereof.

(nn)         Status under the Securities Act.  The Company is not an “ineligible issuer” as defined in Rule 405 under the Securities Act, in each case at the times specified in the Securities Act in connection with the offering of the ADSs.

(oo)         Absence of Exchange Controls.  No exchange control authorization or any other authorization, approval, consent or license of any governmental authority or agency is required for the payment of Argentine pesos by the Company to the Depositary pursuant to the terms of the Deposit Agreement or the conversion of such pesos into United States dollars or the payment of such United States dollars to the holders of ADSs.

                4.             Representations and Warranties of the Selling Stockholders.  Each of the Selling Stockholders severally and not jointly represents and warrants to each Underwriter that:

(a)           Required Consents; Authority.  All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and the Assignment Agreement, and for the sale and delivery of the ADSs to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement and the Assignment Agreement and to sell, assign, transfer and deliver the ADSs to be sold by such Selling Stockholder hereunder; this Agreement and the Assignment Agreement have each been duly authorized, executed and delivered by such Selling Stockholder.

(b)           No Conflicts.  The execution, delivery and performance by such Selling Stockholder of this Agreement and the Assignment Agreement, the sale of the ADSs to be sold by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Stockholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of such Selling Stockholder or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency having jurisdiction over such Selling Stockholder.

(c)           Title to Underlying Shares.  Such Selling Stockholder has good and valid title to the Underlying Shares to be deposited with the Depositary on the Closing Date and the Additional Closing Date, as the case may be, by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or adverse claims; upon deposit of such Underlying Shares with the Depositary pursuant to and in accordance with the terms of the Deposit Agreement, good and valid title to such Shares will pass to the Depositary and such Selling Stockholder will have good and valid title to the resulting ADSs to be sold at the Closing Date or the Additional Closing Date, as the case may be, by such Selling Stockholder, free and clear of all liens, encumbrances, equities or adverse claims; and, upon the delivery of and payment for the ADSs on the Closing Date and the Additional Closing Date pursuant hereto, good and valid title to such ADSs, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the several Underwriters.

(d)           Absence of Argentine Stamp and Other Taxes.  Except as Disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, no Argentine transaction tax, stamp duty or other issuance or transfer taxes or duties and no Argentine capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters in connection with (i) the delivery by such Selling Stockholder of the Underlying Shares to be sold by such Selling Stockholder in the manner contemplated by this Agreement, (ii) the deposit by such Selling Stockholder with the Depositary of the Underlying Shares against issuance of the ADRs evidencing the ADSs or (iii) the resale and delivery of the ADRs evidencing ADSs by the Underwriters in the manner contemplated in the Registration Statement, the Time of Sale Information and the Prospectus.

(e)           No Immunity.  The Selling Stockholder does not have immunity from jurisdiction of any court of (i) any jurisdiction in which it owns or leases property or assets, (ii) the United States or the State of New York or (iii) Argentina or any political subdivision thereof or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property and assets or this Agreement, the Assignment Agreement or the Deposit Agreement or any of the ADSs or the Underlying Shares or actions to enforce judgments in respect thereof.

(f)            Jurisdiction.  The Selling Stockholder has the power to submit, and pursuant to Section 17 of this Agreement has legally, validly, effectively and irrevocably submitted, to the jurisdiction of any federal or state court in the State of New York, County of New York, and has the power to designate, appoint and empower, and pursuant to Section 17 of this Agreement, has legally and validly designated, appointed and empowered an agent for service of process in any suit or proceeding based on or arising under this Agreement in any federal or state court in the State of New York.

(g)           No Stabilization.  Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the ADSs.

(h)           Time of Sale Information. The Time of Sale Information, at the Time of Sale did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such Selling Stockholder makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter  through the Representatives expressly for use in such Time of Sale Information.  The preceding sentence applies only to the extent statements in or omissions from the Time of Sale Information are based upon written information furnished to the Company by such Selling Stockholder specifically for use therein, it being understood and agreed that the only such information furnished by a particular Selling Stockholder (the “Selling Stockholder Information” of such Selling Stockholder) consists of the name of such Selling Stockholder and the address and other information with respect to such Selling Stockholder (excluding any percentages) which appear in the table (and the corresponding footnotes thereto) under the caption “Principal and Selling Shareholders” in the Prospectus.

(i)            Issuer Free Writing Prospectus.  Other than the Preliminary Prospectus and the Prospectus, such Selling Stockholder (including its agents and representatives, other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any  Issuer Free Writing Prospectus, other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex G hereto and other written communications approved in writing in advance by the Company and the Representatives.

(j)            Registration Statement and Prospectus.  As of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such Selling Stockholder makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Time of Sale Information and the Prospectus and any amendment or supplement thereto. The preceding sentence applies only to the extent statements in or omissions from the Registration Statement or Prospectus, as applicable, are based upon the Selling Stockholder Information of such Selling Stockholder furnished to the Company by such Selling Stockholder specifically for use in the Registration Statement and Prospectus and any amendment or supplement thereto.

(k)           Material Information.  As of the date hereof, as of the Closing Date and as of the Additional Closing Date, as the case may be, the sale of the ADSs by such Selling Stockholder is not and will not be prompted by any material information concerning the Company which is not set forth in the Registration Statement, the Time of Sale Information or the Prospectus.

                5.             Further Agreements of the Company.  The Company covenants and agrees with each Underwriter that:

(a)           Required Filings.  The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) under the Securities Act, and will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act.

(b)           Delivery of Copies.  The Company will deliver, without charge, (i) to the Representatives, three signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto) and each Issuer Free Writing Prospectus as the Representatives may reasonably request.  As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the ADSs as in the opinion of counsel for the Underwriters a prospectus relating to the ADSs is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the ADSs by any Underwriter or dealer.

(c)           Amendments or Supplements, Issuer Free Writing Prospectuses.  Before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Time of Sale Information, the Registration Statement or the Prospectus, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably object.

(d)           Notice to the Representatives.  The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus, taken together with the Preliminary Prospectus, in each case as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the ADSs for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the ADSs and, if any such order is issued, will use its best efforts to obtain the withdrawal thereof as soon as possible.

(e)           Ongoing Compliance.  (1) If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Time of Sale Information as may be necessary so that the statements in the Time of Sale Information as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Time of Sale Information will comply with law.

(f)            Blue Sky Compliance.  The Company will use its best efforts to qualify the ADSs for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the ADSs; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a broker or dealer in securities in any such jurisdiction, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g)           Earning Statement.  The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after each “effective date” (as defined in Rule 158) of the Registration Statement.

(h)           Clear Market.  For a period of 180 days after the date of the initial public offering of the ADSs, the Company will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, without the prior written consent of the Representatives in each case, other than (i) the ADSs to be sold hereunder and the Argentine Shares to be sold in the Argentine Offering and (ii) any shares of Stock of the Company issued upon the exercise of options granted under existing employee stock option plans.  Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(i)            Use of Proceeds.  The Company will apply the net proceeds from the sale of the ADSs as described in the Registration Statement, the Time of Sale Information and the Prospectus under the heading “Use of Proceeds”.

(j)            No Stabilization.  The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the ADSs.

(k)           Exchange Listing.  The Company will use its best efforts to list, subject to notice of issuance, the ADSs on the New York Stock Exchange (the “Exchange”) and to list the Argentine Shares on the BASE.

(l)            Reports.  So long as the ADSs are outstanding, the Company will furnish to the Representatives, as soon as they are available and to the extent they are not available on the Commission’s website, copies of all reports or other communications (financial or other) furnished to holders of the ADSs, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system.

(m)          Record Retention.  The Company will retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with and to the extent required by Rule 433 under the Securities Act.

(n)           Commission Filings.  The Company will file with the Commission such information as may be required by Rule 463 under the Securities Act.

(o)           Argentine Regulatory Filings.  The Company will use its best efforts to file any documents or reports with respect to the ADSs and the Underlying Shares required to be filed with the CNV and the BASE in the time period required for such filing.

(p)           Settlement.  The Company will use its best efforts in cooperation with the Underwriters and the Argentine Placement Agent to permit the ADSs to be eligible for clearance and settlement through DTC.

(q)           Deposit Agreement and Depositary.  The Company will comply with the Deposit Agreement and will deposit the Underlying Shares to be sold by the Company with the Depositary by means of a book entry transfer at the Caja de Valores S.A., on or prior to the Closing Date, in accordance with the Deposit Agreement so that the ADRs evidencing the ADSs will be delivered by book entry transfer by the Depositary to the respective accounts of the Underwriters at the Closing Date.

(r)            No Directed Selling Efforts.  The Company will not engage in any directed selling efforts within the meaning of Rule 902 of Regulation S in connection with the Argentine Offering.

(s)           No Solicitation.  The Company will not solicit any offer to buy or offer or sell the Argentine Shares by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                6.             Certain Agreements of the Selling Stockholders.  Each of the Selling Stockholders covenants and agrees with each Underwriter, severally and not jointly, that:

(a)           Clear Market.  For a period of 180 days after the date of the initial public offering of the ADSs, such Selling Stockholder will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or           contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise or (iii) make any demand for or exercise any right with respect to the registration of any shares of Stock or any security convertible into or exercisable or exchangeable for Stock without the prior written consent of the Representatives, in each case other than (A) the ADSs to be sold by such Selling Stockholder hereunder and the Argentine Shares to be sold in the Argentine Offering, (B) transactions relating to Shares or ADSs or other securities acquired in open market transactions after the completion of the offering and (C) transfers or distributions of Shares or ADSs, or any security convertible into or exercisable or exchangeable for Shares or ADSs, to affiliates (including members of senior management of the Company), provided that the transferee agrees in writing to be bound by the restrictions set forth herein.  Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2)

prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(b)           Tax Form.  Such Selling Stockholder will deliver to the Representatives prior to or at the Closing Date a properly completed and executed U.S. Internal Revenue Service Form W-8BEN (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters’ documentation of their compliance with the reporting, backup withholding and withholding provisions of the U.S. Internal Revenue Code and the Regulations promulgated thereunder.

(c)           Deposit Agreement and Depositary.  Such Selling Stockholder will comply with the Deposit Agreement and will deposit the Underlying Shares to be sold by such Selling Stockholder with the Depositary by means of a book entry transfer at the Caja de Valores S.A. on or prior to the Closing Date or the Additional Closing Date, in accordance with the Deposit Agreement so that the ADRs evidencing the ADSs will be executed and delivered by book entry transfer by the Depositary to the respective accounts of the Underwriters at the Closing Date or the Additional Closing Date, as the case may be.

(d)           No Directed Selling Efforts.  Such Selling Stockholder will not engage in any directed selling efforts within the meaning of Rule 902 of Regulation S in connection with the Argentine Offering.

(e)           No Solicitation.  Such Selling Stockholder will not solicit any offer to buy or offer or sell the Argentine Shares by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

7.             Certain Agreements of the Underwriters.        Each Underwriter hereby represents and agrees that:

(a)           It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex G or prepared pursuant to Section 3(c) or Section 4(c) above, or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b)           It has not and will not distribute any Underwriter Free Writing Prospectus referred to in clause (a)(i) in a manner reasonably designed to lead to its broad unrestricted dissemination.

(c)           It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the ADSs unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that Underwriters may use a term sheet substantially in the form of Annex H hereto without the consent of the Company; provided further that any Underwriter using such term sheet shall notify the Company, and provide a copy of such term sheet to the Company, prior to, or substantially concurrently with, the first use of such term sheet.

(d)           It will, pursuant to reasonable procedures developed in good faith, retain copies of each free writing prospectus used or referred to by it, in accordance with Rule 433 under the Securities Act.

                8.             Conditions of Underwriters’ Obligations.  The obligation of each Underwriter to purchase the Underwritten ADSs on the Closing Date or the Option ADSs on the Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company and each of the Selling Stockholders of their respective covenants and other obligations hereunder and to the following additional conditions:

(a)           Registration Compliance; No Stop Order.  No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 5(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representative.

(b)           Representations and Warranties.  The respective representations and warranties of the Company and the Selling Stockholders contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers and each of the Selling Stockholders made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

(c)           No Downgrade.  Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any securities of or guaranteed by the Company (other than an announcement with positive implications of a possible upgrading).

(d)           No Material Adverse Change.  No event or condition of a type described in Section 3(g) hereof shall have occurred or shall exist, which event or condition is not described in the Time of Sale Information (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the ADSs on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

(e)           Officer’s Certificate.  The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of (i) the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is reasonably satisfactory to the Representatives (A) confirming that such officers have carefully reviewed the Registration Statement, the Time of Sale Information and the Prospectus and, to the best knowledge of such officers, the representations of the Company set forth in Sections 3(b) or 3(d) hereof are true and correct, (B) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date and (C) to the effect set forth in paragraphs (a), (c) and (d) above and (ii) each of the Selling Stockholders, in form and substance reasonably satisfactory to the Representatives, (A) confirming that the representation of such Selling Stockholder set forth in Section 4(h) hereof is true and correct and (B) confirming that the other representations and warranties of such Selling Stockholder in this agreement are true and correct and that such Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

(f)            Comfort Letters.  On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, Deloitte & Co. SRL shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Information and the Prospectus; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(g)           Opinion of Counsel for the Company.  Cleary Gottlieb Steen & Hamilton LLP, U.S. counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A hereto.

(h)           Opinion of Argentine Counsel for the Company.  Errecondo, Salaverri, Dellatorre, Gonzàlez & Burgio, Argentine counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex B hereto.

(i)            Opinion of Counsel for the Selling Stockholders.  Errecondo, Salaverri, Dellatorre, Gonzàlez & Burgio, counsel for New Equity Ventures LLC (“NEV”), shall have furnished to the Representatives, at the request of the NEV, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex C hereto.  Estudio Beccar Varela, Argentine counsel for EDF International S.A. (“EDFI”), and [                ], French counsel for EDFI; shall have furnished to the Representatives, at the request of EDFI, their written opinions, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex D and E, respectively, hereto.

(j)            Opinion of Counsel for the Depositary.  Emmet, Marvin & Martin, LLP, counsel for the Depositary, shall have furnished to the Representatives, at the request of the Depositary, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex F hereto.

(k)           Opinion of Counsel for the Underwriters.  The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of Davis Polk & Wardwell, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(l)            Opinion of Argentine Counsel for the Underwriters.  The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of each of Estudio Beccar Varela and Estudio Pérez Alati, Grondona, Benites, Arntsen & Martínez de Hoz (h), Argentine counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(m)          No Legal Impediment to Issuance.  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the ADSs; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the ADSs.

(n)           Exchange Listing.  The ADSs to be delivered on the Closing Date or the Additional Closing Date, as the case may be, shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

(o)           The Deposit Agreement.  The Deposit Agreement shall have been delivered and the Deposit Agreement shall be in full force and effect.

(p)           The Assignment Agreement.  The Assignment Agreement shall have been delivered and the Assignment Agreement shall be in full force and effect; and the coupons representing the Rights (as defined in such Agreement) will have been deposited in an account to be designated by the Representatives by means of a book entry transfer at Caja de Valores S.A.; and the Representatives may freely exercise any or all such coupons on behalf of the Underwriters.

(q)           Certificates of the Depositary.  The Depositary shall have furnished or caused to be furnished to the Representatives evidence reasonably satisfactory to the Representatives of the deposit of the Underlying Shares in respect of which the ADSs to be purchased by the Underwriters on the Closing Date or the Additional Closing Date are to be issued, of and the execution, issuance, counter-signature (if applicable) and delivery of the ADRs evidencing such ADSs pursuant to the Deposit Agreement and such other matters related thereto as the Representatives reasonably request.

(r)            Additional Documents.  On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company and the Selling Stockholders shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

                All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

                9.             Indemnification and Contribution.

(a)           Indemnification of the Underwriters by the Company.  The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable and documented legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information (including any Time of Sale Information that has subsequently been amended) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

(b)           Indemnification of the Underwriters by the Selling Stockholders.  Each of the Selling Stockholders agrees, severally and not jointly, to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but in each case only with respect to any statements or omissions based upon Selling Stockholder Information furnished to the Company by such Selling Stockholder and in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

(c)           Indemnification of the Company and the Selling Stockholders.  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of the Selling Stockholders to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Underwriter Free Writing Prospectus, any Issuer Free Writing Prospectus or any Time of Sale Information, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the figures appearing in the table appearing after the first paragraph under the caption “Underwriters” and the information contained in the twelfth and thirteenth paragraphs under the caption “Underwriters.”

(d)           Notice and Procedures.  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 9, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 9.  If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary or (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person.  It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any one local counsel per jurisdiction) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred.  Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by J.P. Morgan Securities Inc., any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company and any such separate firm for the Selling Stockholders shall be designated in writing by the Selling Stockholders.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement.  No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(e)           Contribution.  If the indemnification provided for in paragraphs (a), (b) and (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the

Selling Stockholders, on the one hand, and the Underwriters, on the other, from the offering of the ADSs or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company and the Selling Stockholders from the sale of the ADSs and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the ADSs.  The relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f)            Limitation on Liability.  The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Selling Stockholders or the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim.  Notwithstanding the provisions of this Section 9, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the ADSs exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective purchase obligations hereunder and not joint.

(g)           Non-Exclusive Remedies.  The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

                10.           Effectiveness of Agreement.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

                11.           Termination.  This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company and the Selling Stockholders, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Option ADSs, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the American Stock Exchange, the Bolsa de Comercio de Buenos Aires or the National Association of Securities Dealers, Inc.; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities or such a moratorium shall have been declared on commercial banking activities in Argentina by Argentine authorities; (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the ADSs on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus; or (v) the representation in Section 3(b) is incorrect in any respect.

                12.           Defaulting Underwriter.  (a)  If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the ADSs that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such ADSs by other persons satisfactory to the Company and the Selling Stockholders on the terms contained in this Agreement.  If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such ADSs, then the Company and the Selling Stockholders shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such ADSs on such terms.  If other persons become obligated or agree to purchase the ADSs of a defaulting Underwriter, either the non-defaulting Underwriters or the Company and the Selling Stockholders may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company, counsel for the Selling Stockholders or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes.  As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 12, purchases ADSs that a defaulting Underwriter agreed but failed to purchase.

(b)           If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Stockholders as provided in paragraph (a) above, the aggregate number of ADSs that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of ADSs to be purchased on such date, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of ADSs that such

Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of ADSs that such Underwriter agreed to purchase on such date) of the ADSs of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c)           If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters as provided in paragraph (a) above, the aggregate number of ADSs that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of ADSs to be purchased on such date, or if the Company and the Selling Stockholders shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase ADSs on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters.  Any termination of this Agreement pursuant to this Section 12 shall be without liability on the part of the Company and the Selling Stockholders, except that the Company will continue to be liable for the payment of expenses as set forth in Section 12 hereof and except that the provisions of Section 9 hereof shall not terminate and shall remain in effect.

(d)           Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, the Selling Stockholders or any non-defaulting Underwriter for damages caused by its default.

                13.           Payment of Expenses.  (a)  Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all reasonable and documented out-of-pocket expenses (including the reasonable and documented fees and disbursements of their U.S. and Argentine counsel) incurred by the Representatives in connection with performing their services as bookrunners for the offering of ADSs contemplated hereby and all other expenses in connection therewith, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the ADSs and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Time of Sale Information and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the ADSs under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters); (vi) the cost of preparing stock certificates; (vii) the costs and charges of any transfer agent and any registrar; (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, the National Association of Securities Dealers, Inc.; (ix) all expenses incurred by or on behalf of the Company in connection with any “road show” presentation to potential investors ; and (x) all expenses and application fees related to the listing of the ADSs on the Exchange; provided that, so long as the Closing Date occurs on or prior to July 31, 2007, the Company’s obligation to reimburse the Representatives shall not exceed (i) in respect of any fees and disbursements of their counsel, in the aggregate U.S.$695,000, (ii) in respect of any expenses incurred by the Representatives in connection with any “road show” presentation to potential investors, in the aggregate

U.S.[$500,000] and (iii) in respect of any other expenses (excluding fees and disbursements of their counsel and road show expenses) incurred by the Representatives in connection with performing their services as bookrunners for the offering of ADSs contemplated hereby, in the aggregate U.S.$150,000.  For the avoidance of doubt, the Selling Shareholders shall not be liable for the expenses provided in this Section 13(a); provided, however, that the provisions of this Section 13(a) shall not supercede or otherwise affect any agreement that the Company and the Selling Shareholders may otherwise have for the allocation of such expenses among themselves.

(b)           If (i) this Agreement is terminated pursuant to Section 11, (ii) the Company or the Selling Stockholders for any reason fail to tender the ADSs for delivery to the Underwriters or (iii) the Underwriters decline to purchase the ADSs for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriters for all documented out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.  For the avoidance of doubt, the Selling Shareholders shall not be liable for the expenses provided in this Section 13(b); provided, however, that the provisions of this Section 13(b) shall not supercede or otherwise affect any agreement that the Company and the Selling Shareholders may otherwise have for the allocation of such expenses among themselves.

                14.           Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 7 hereof.  Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.  No purchaser of ADSs from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

15.           Survival.  The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Stockholders and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Selling Stockholders or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the ADSs and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Stockholders or the Underwriters.

                16.           Certain Defined Terms.  For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City or on which the BASE is closed for trading; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

                17.           Consent to Jurisdiction; Authorized Agent; Waiver of Immunity.  (a)  Each of the Company and the Selling Stockholders irrevocably submits to the non-exclusive jurisdiction of any New York State or United States federal court sitting in the Borough of Manhattan, New York City, New York, U.S.A., and any appellate court from any thereof (the “Specified Courts”), over any suit, action or proceeding brought by an Underwriter or by any person who controls any

Underwriter against them with respect to their obligations, liabilities or any other matter arising out of or in connection with the sale of the ADSs to the Underwriters under this Agreement (a “Related Proceeding”).  The Company irrevocably waives the right to demand the plaintiff to post a bond or guarantee in any Related Proceeding or in any action or proceeding to enforce or execute any judgment against the Company.  Notwithstanding the foregoing, any action based on this Agreement may be instituted by any Underwriter or by any person who controls any Underwriter in any competent court in Argentina, in the case of the Company and NEV, and in any competent court in France, in the case of EDFI.  Each of the Company and the Selling Stockholders irrevocable waives, to the fullest extent it may effectively do so, the right to demand the plaintiff to post a performance bond or guarantee (excepcion de arraigo) in any Related Proceeding or in any action or proceeding to enforce or execute any judgment against the Company or the Selling Stockholders in Argentina.

(b)           Each of the Company and the Selling Stockholders has designated, appointed, and empowered CT Corporation System with offices currently at 111 Eighth Avenue, New York, NY 10011, as its designee, appointee and agent (the “Authorized Agent”) to receive and accept for and on its behalf, and its properties, assets and revenues, service of any and all legal process, summons, notices and documents that may be served in any action, suit or proceeding brought against the Company or such Selling Stockholder, as the case may be, in any Specified Court with respect to any Related Proceeding and that may be made on such Authorized Agent in accordance with legal procedures prescribed for such courts.  If for any reason such Authorized Agent shall cease to be available to act as such, the Company and each Selling Stockholder agree to designate a new Authorized Agent in The City of New York on the terms and for the purposes of this Section 17 satisfactory to the Underwriters.  Each of the Company and the Selling Stockholders further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any Related Proceeding against the Company or such Selling Stockholder, as the case may be, by serving a copy thereof upon the Authorized Agent (whether or not such Authorized Agent shall accept or acknowledge such service) with a copy to the Company or such Selling Stockholder, as applicable, as provided in Section 19.  Each of the Company and the Selling Stockholders agrees that the failure of any such Authorized Agent to give any notice of such service to them shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon.  Nothing herein shall in any way be deemed to limit the ability of the holders of the ADSs and the Underwriters to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction against any of them in such other jurisdictions, and in such manner, as may be permitted by applicable law.  Each of the Company and the Selling Stockholders irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to any Related Proceeding in a Specified Court whether on the grounds of venue, residence or domicile and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Related Proceeding brought in any such Specified Court has been brought in an inconvenient forum.

(c)           To the extent that the Company or either Selling Stockholder may be entitled in any jurisdiction in which judicial proceedings may at any time be commenced hereunder, to claim for itself or its revenues or assets any immunity, including sovereign immunity, from suit, jurisdiction, attachment in aid of execution of a judgment or prior to a judgment, execution of a judgment or any other legal process with respect to its obligations hereunder and to the extent that in any such jurisdiction there may be attributed to the Company or either Selling Stockholder such an immunity (whether or not claimed), each of the Company and the Selling Stockholders hereby irrevocably agrees not to claim and irrevocably waives such immunity to the maximum extent permitted by law.  Each such waiver is binding under Argentine law and remains in full force and effect.  Notwithstanding the foregoing, any action based on this Agreement may be instituted by the Underwriters in any competent court in Argentina.

(d)           Each of the Company and the Selling Stockholders agrees to indemnify each Underwriter against any loss incurred by such Underwriter as a result of any judgment or order being given or made against the Company or such Selling Stockholder, as the case may be, for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “Judgment Currency”) other than United States dollars and as a result of any variation between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such Underwriter is able to purchase United States dollars, at the business day nearest the date of judgment, with the amount of the Judgment Currency actually received by such Underwriter.  The foregoing indemnity shall constitute a separate and independent obligation of the Company and each Selling Stockholder, and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid.  The term “rate of exchange” shall include any premiums and costs or exchange payable in connection with the purchase of, or conversion into, the relevant currency.

                18.           Payment Free and Clear.  All payments to be made by the Company under this Agreement shall be paid free and clear of any deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature (including any amounts that result from the payment of fees, compensation or reimbursement of costs contemplated in this Agreement or in the Deposit Agreement), imposed by Argentina, or by any department, agency or other political subdivision or taxing authority thereof, and all interest, penalties or similar liabilities with respect thereto (collectively, “Argentine Taxes”).  If any Argentine Taxes are required by law to be deducted or withheld by the Company in connection with such payments, the Company will increase the amount paid so that the full amount of such payment is received by the Underwriters.

                19.           Miscellaneous.  (a)  Authority of the Representatives.  Any action by the Underwriters hereunder may be taken by J.P. Morgan Securities Inc. or Citigroup Global Markets Inc. on behalf of the Underwriters, and any such action taken by JPMorgan or Citigroup Global Markets Inc. shall be binding upon the Underwriters

(b)           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.  Notices to the Underwriters shall be given to the Representatives c/o J.P. Morgan Securities Inc., 277 Park Avenue, New York, New York 10172 (fax: (212) 622-8358); Attention: Equity Syndicate Desk and Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York, 10013 (fax: (212) 816-7912), Attention: General Counsel.  Notices to the

Company shall be given to it at ______________, _____________, ___________, (fax:______); Attention:__________, with a copy to Errecondo, Salaverri, Dellatorre, Gonzàlez & Burgio, Bouchard 680, 14th Floor, Buenos Aires, C1106ABH, Argentina, Attention: Diego Salaverri, Esq.  Notices to NEV shall be given to the attention of ______________ at New Equity Ventures LLC, c/o Empresa Distribuidora y Comercializadora Norte S.A., Azopardo 1025, Buenos Aires, C1107ADQ, Argentina, (fax: ________), with a copy to Errecondo, Salaverri, Dellatorre, Gonzàlez & Burgio, Bouchard 680, 14th Floor, Buenos Aires, C1106ABH, Argentina, Attention: Diego Salaverri, Esq.  Notices to EDFI shall be given to the attention of ______________ at EDFI International S.A., 20, place de la Défense, Tour EDF, 92050 Paris, La Défense, France (fax: ________________), with a copy to Estudio Beccar Varela, Cerrito 740, C1010AAP, Buenos Aires, Argentina (fax: ________________), Attention: Roberto Crouzel and Rafael Lobos.

(c)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d)           Counterparts.  This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e)           Amendments or Waivers.  No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f)            Headings.  The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

EMPRESA DISTRIBUIDORA Y COMERCIALIZADORA NORTE S.A.

By
Name:
Title:

SELLING STOCKHOLDERS

EDF INTERNATIONAL S.A.

By:
Name:
Title:

NEW EQUITY VENTURES LLC
By:
Name:
Title:

Accepted: __________, 2007

J.P. MORGAN SECURITIES INC.
CITIGROUP GLOBAL MARKETS INC.

 For themselves and on behalf of the

 several Underwriters listed

 in Schedule 1 hereto.

By
Authorized Signatory

By
Authorized Signatory

Schedule I

Underwriters

J.P. Morgan Securities Inc.

Citigroup Global Markets Inc.

Schedule II

Underwriter	Number of ADSs

J.P. Morgan Securities Inc.
Citigroup Global Markets Inc.

Total

Annex A

Form of Opinion of U.S. Counsel for the Company

                (-)            The Registration Statement and the ADS Registration Statement were declared effective under the Securities Act as of the date and time specified in such opinion; each of the Preliminary Prospectus and the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such opinion on the date specified therein; and no order suspending the effectiveness of the Registration Statement or the ADS Registration Statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or in connection with the offering is pending or, to the best knowledge of such counsel, threatened by the Commission.

                (-)            The Registration Statement and the Prospectus (other than the financial statements and related schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act.

                (-)            The ADSs will be duly and validly issued, fully paid and non-assessable and the persons in whose names the ADRs representing such ADSs are registered will be entitled to the rights specified therein and in the Deposit Agreement.

                (-)            Upon delivery of the ADRs and payment therefor pursuant to this Agreement, the Underwriter will acquire valid and marketable title to the ADSs, free and clear of any mortgage, pledge, security interest, lien, claim or other encumbrance or restriction on transferability or any adverse claim.

                (-)            The Underwriting Agreement has been duly executed and delivered by the Company under the law of the State of New York.

                (-)            The Deposit Agreement has been duly executed and delivered by the Company under the law of the State of New York and, assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary, is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as (a) enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, affecting creditors’ rights generally, (b) the availability of equitable remedies may be limited by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity), or (c) the enforceability of the indemnification and contribution provisions contained in the Deposit Agreement may be limited by applicable law.

(-)            The Deposit Agreement conforms in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus.

                                (-)            The Company is not and, after giving effect to the offering and sale of the ADSs and the application of the proceeds thereof as described in the Registration Statement, the Time of Sale Information and the Prospectus, will not be required to register as an “investment company” within the meaning of the Investment Company Act.

                                (-)            The descriptions in each of the Registration Statement, the Time of Sale Information and the Prospectus of United States Federal or State statutes, legal, governmental and regulatory proceedings and contracts and other documents are accurate in all material respects; the statements in the Preliminary Prospectus and Prospectus under the headings “Taxation—United States Federal Income Tax Considerations” and “Description of American Depositary Shares”, to the extent that they constitute summaries of the terms of stock, matters of law or regulation or legal conclusions, fairly summarize the matters described therein in all material respects; the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the ADSs being delivered on the Closing Date or the Additional Closing Date, as the case may be, and compliance by the Company with the terms of, and the consummation of the transactions contemplated by, the Transaction Documents will not result in the violation of any U.S. Federal or New York law or statute or any judgment, order or regulation of any court or arbitrator or governmental or regulatory authority, except for such violation that would not, individually or in the aggregate, have a Material Adverse Effect; [and, to the best knowledge of such counsel, (A) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement and that are not so described in the Registration Statement, the Time of Sale Information and the Prospectus and (B) there are no United States Federal or State statutes, regulations or contracts and other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Time of Sale Information and the Prospectus and that have not been so filed as exhibits to the Registration Statement or described in the Registration Statement, the Time of Sale Information and the Prospectus.] [to be discussed]

                (-)            Under the laws of the State of New York relating to submission to jurisdiction, the Company has, pursuant to Section 17 of this Agreement, validly and irrevocably submitted to the personal jurisdiction of any New York State or U.S. Federal court located in the borough of Manhattan, The City of New York, New York in any action arising out of or relating to this Agreement, has to the extent legally permitted, validly and irrevocably waived any objection to the venue of a proceeding in any such court and has validly and irrevocably appointed CT Corporation System as its authorized agent for the purpose described in Section 17 of this Agreement; and service of process effected in the manner set forth in Section 17 of this Agreement will be effective to confer valid personal jurisdiction over the Company in any such action;

                Such counsel shall also state that they have participated in conferences with representatives of the Company and with representatives of its independent accountants and counsel at which conferences the contents of the Registration Statement, the ADS Registration Statement, the Time of Sale Information and the Prospectus and any amendment and supplement thereto and related matters were discussed and, although such counsel assume no responsibility for the accuracy, completeness or fairness of the Registration Statement, the ADS Registration Statement, the Time of Sale Information, the Prospectus and any amendment or supplement thereto (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe that the Registration Statement or the ADS Registration Statement, at each time they became effective (including the information, if any, deemed pursuant to Rule 430A to be part of the Registration Statement at the time of effectiveness), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, that the Time of Sale Information, at the Time of Sale (which such counsel may assume to be the date of the Underwriting Agreement) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Prospectus or any amendment or supplement thereto as of its date and the Closing Date contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and other financial information contained therein, as to which such counsel need express no belief).

                In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials that are furnished to the Underwriters.

The opinion of Cleary Gottlieb Steen & Hamilton LLP described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

Annex B

Form of Opinion of Argentine Counsel for the Company

                (-)            The Company has been duly incorporated and is validly existing as a sociedad anónima.  The Company is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged as described in the Registration Statement, the Time of Sale Information and the Prospectus, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

                (-)            The Company has an authorized capitalization as set forth in the Registration Statement, the Time of Sale Information and the Prospectus under the heading “Capitalization”; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and have been issued in compliance with all applicable Argentine laws, rules and regulations, including, without limitation, any requirements of the CNV and the Bolsa de Comercio de Buenos Aires; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus.

                (-)            The Company has full right, power and authority to execute and deliver each of the Transaction Documents and to perform its obligations thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

                (-)            The Underwriting Agreement has been duly authorized, executed and delivered by, and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, suspension of payments, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability affecting enforcement of creditors’ rights and except as enforcement thereof is subject to general equity principles and provided, however that no assets of the Company essential to the public service are subject to attachment or foreclosure.

(-)            The Deposit Agreement has been duly authorized, executed and delivered by, and assuming due authorization, execution and delivery thereof by the Depositary, constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, suspension of payments, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability affecting enforcement of creditors’ rights and except as enforcement thereof is subject to general equity principles and provided, however that no assets of the Company essential to the public service are subject to attachment or foreclosure.  [Upon delivery by the Depositary of the ADRs evidencing ADSs against deposit of the Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADSs will be duly and validly issued, and the persons in whose names the ADSs are registered will be entitled to the rights specified therein and in the Deposit Agreement.  The Deposit Agreement and the ADSs conform in all material respects to the descriptions thereof contained in the Prospectus.]

(-)            The indemnification and contribution provisions set forth in Section 9 of this Agreement do not contravene Argentine public policy or laws,

                (-)            The ADSs to be issued and sold hereunder have been duly authorized, and when delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and the issuance of the ADSs is not subject to any preemptive or similar rights; provided, however, that the shares underlying such ADSs are subject to the preemptive rights described in the Registration Statement, the Time of Sale Information and the Prospectus.

                (-)            The Shares of the Company underlying the ADSs to be sold by the Selling Stockholders hereunder have been duly authorized and are validly issued, fully paid and non-assessable, and were not issued in violation of any preemptive or similar rights other than as described in the Registration Statement, the Time of Sale Information and the Prospectus

                (-)            The Shares of the Company underlying the ADSs to be issued and sold by the Company hereunder have been duly authorized, and when paid for by the Underwriters and deposited with the Depositary (or its agent) pursuant to the Deposit Agreement, will be validly issued, fully paid and non-assessable and will be issued in compliance with the preemptive rights described in the Registration Statement, the Time of Sale Information and the Prospectus, and the issuance of such Shares is not subject to any preemptive or similar rights except as described in the Registration Statement, the Time of Sale Information and the Prospectus; [there are no outstanding] [the Company has not granted any] rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company, or [any executed any] contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options; and such Shares may be freely deposited by NEV with the Depositary (or its agent) against issuance of ADRs evidencing ADSs; and such Shares are freely transferable by NEV to the Underwriters in the manner contemplated in this Agreement;

                (-)            Upon deposit of the Shares underlying the ADSs to be sold by the Company and NEV with the Depositary (or its agent) pursuant to the Deposit Agreement in accordance with the terms thereof against issuance of ADRs representing such ADSs, all right, title and interest in such Shares, subject to the Deposit Agreement, will be transferred to the Depositary or its nominee, as the case may be, free and clear of any mortgage, pledge, security interest, lien, claim or other encumbrance or restriction on transferability or any adverse claim, other than the interest of the Underwriters therein and subject to payment as herein provided; and upon delivery of such ADRs and payment therefor pursuant hereto, the Underwriters will acquire valid and marketable title to such ADSs, free and clear of any mortgage, pledge, security interest, lien, claim or other encumbrance or restriction on transferability or any adverse claim;

                (-)            There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities in the Registration Statement or the ADS Registration Statement, except as described in the Registration Statement.

                (-)            [Except as described in the Registration Statement,] no Argentine transaction tax, stamp duty or other issuance or transfer taxes or duties and no Argentine capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters in connection with (i) the execution, delivery, performance and enforcement of the Transaction Documents or of any other document to be furnished hereunder or thereunder, other than a court tax of 3% of the amount in controversy imposed with respect to the initiation of any judicial proceeding to enforce the Transaction Documents in the City of Buenos Aires, (ii) the consummation by the Company of the transactions contemplated by the Transaction Documents, (iii) the deposit with the Depositary of the Underwritten Shares against issuance of the ADRs evidencing the ADSs or (iv) the resale and delivery of the ADRs evidencing ADSs by the Underwriters in the manner contemplated in the Registration Statement, the Time of Sale Information and the Prospectus.

                (-)            Except in the events of cash distributions due to the redemption of the Underlying Shares, capital reductions or dissolution and liquidation of the Company, all dividends and other distributions declared and payable on the Underlying Shares, in cash or in Shares, may, under current Argentine law and regulations, including any foreign exchange or foreign currency approvals, be paid to the Depositary and to the holders of the ADSs, as the case may be, in Argentine pesos and may be converted freely into foreign currency that may be  transferred out of Argentina in accordance with the Deposit Agreement, and all such dividends and other distributions made to holders of the ADSs who are non-residents of Argentina currently are not subject to Argentine withholding or other taxes under Argentine laws and regulations and are otherwise currently free and clear of any other tax, duty, withholding or deduction in Argentina and do not require any governmental authorization in Argentina, [except as described in the Registration Statement].

                (-)            The Company is not (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and, to the best knowledge of such counsel, no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the case of clauses (ii) for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

                                (-)            The execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the ADSs being delivered on the Closing Date or the Additional Closing Date, as the case may be, the issuance and sale of the Argentine Shares in the Argentine Offering and compliance by the Company with the terms of, and the consummation of the transactions contemplated by, the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or (iii) result in the violation of any law or statute or any judgment, order or regulation of any court or arbitrator or governmental or regulatory authority (including, without limitation, any requirements of the CNV) except, in the case of clauses (i) and (iii) above, for such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

                                (-)            No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the ADSs being delivered on the Closing Date or the Additional Closing Date, as the case may be, the issuance and sale of the Argentine Shares in the Argentine Offering and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for (i) as may be required and will have been obtained from the CNV and the BASE relating to the offering and listing of the Argentine Shares as contemplated by the Argentine Placement Agreement, (ii) as may be required and will have been obtained from the CNV and BASE relating to the payment of fees, commissions and reimbursement of expenses pursuant to the Argentine Placement Agreement and the Deposit Agreement, (iii) the registration of the Underlying Shares and the ADSs under the Securities Act and (iv) such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the ADSs by the Underwriters.

                                (-)            The Company has the legal capacity to sue and be sued in its own name under the laws of Argentina; the irrevocable submission of the Company to the jurisdiction of any New York Court, the waiver by each of the Company of objection to the venue of a proceeding in a New York Court and the agreement by the Company that this Agreement and the Deposit Agreement shall be construed in accordance with and governed by the internal laws of the State of New York are legal, valid and binding under the laws of Argentina and will be respected by the Argentine courts; the service of process effected in the manner set forth in this Agreement, provided personal service of process is made and assuming its validity under New York law, will be effective, insofar as Argentine law is concerned, to confer valid personal jurisdiction over the Company; and neither the Company nor its assets are entitled to immunity from suit, execution or other legal process in Argentina; provided, however that under the Company’s concession and under current interpretation of Argentine law, no assets of the Company essential to the public service are subject to attachment or foreclosure.

                                (-)            This Agreement and the Deposit Agreement are in proper legal form under the laws of Argentina for the enforcement thereof in Argentina against the Company except that a certified Spanish translation by a sworn public translator is required for each document in a language other than the Spanish language sought to be enforced in Argentina; and to ensure the legality, validity, enforcement or admissibility into evidence in a legal proceeding in Argentina of this Agreement, it is not necessary that this Agreement, be filed or recorded with any court or other authority in Argentina or that any registration tax, stamp duty or similar tax be paid in Argentina on or in respect of this Agreement; provided, however that a court tax of 3% of the amount in controversy is imposed with respect to the initiation of any judicial proceeding to enforce the Transaction Documents in the City of Buenos Aires..

                                (-)            Pursuant to the terms of the Underwriting Agreement and the Deposit Agreement, the Company has agreed to submit to the jurisdiction of any state or federal court in the state of New York in which the relevant suit or proceeding may be instituted.  The enforcement of foreign judgments will be recognized by the Argentine Courts provided that the requirements of Article 517 of the Civil and Commercial Procedure Code (approved by Law No. 17,454 as amended by Law No. 22,434) are met, as follows:  (a) the judgment, which must be final in the jurisdiction where rendered, was issued by a court competent in accordance with Argentine laws regarding conflict of laws and jurisdiction and resulted from (i) a personal action or (ii) an in rem action with respect to property which was transferred to Argentina during or after the prosecution of the foreign action; (b) the defendant against whom enforcement of the judgment is sought was personally served with the summons, and in accordance with due process of law, was given an opportunity to defend against any foreign action; (c) the judgment must be valid in the jurisdiction where rendered and its authenticity must be established in accordance with the requirements of Argentine law; (d) the judgment does not violate the principles of public policy of Argentine law; and (e) the judgment is not contrary to a prior or simultaneous judgment of an Argentine court.

                                (-)            Any judgment obtained against the Company in any New York court mentioned in this Agreement in respect of any sum payable by it hereunder would be recognized and enforced by the courts of Argentina without re-examination of the issues.

                                (-)            To the best knowledge of such counsel, except as described in the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company is or may be a party or to which any property of the Company is or may be the subject which, individually or in the aggregate, if determined adversely to the Company, could reasonably be expected to have a Material Adverse Effect; and to the best knowledge of such counsel, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

                (-)            The descriptions in the Registration Statement, the Time of Sale Information and the Prospectus of statutes, regulations, legal, governmental and regulatory proceedings and contracts and other documents are accurate in all material respects; the statements in the Preliminary Prospectus and Prospectus under the headings “Taxation” and “Description of Capital Stock” and in the Registration Statement in item 4 of Form F-1, to the extent that they constitute summaries of the terms of stock, matters of law or regulation or legal conclusions, fairly summarize the matters described therein in all material respects; and, to the best knowledge of such counsel, (A) there are no material current or pending legal, governmental or regulatory actions, suits or proceedings that are not described in the Registration Statement, the Time of Sale Information and the Prospectus, and (B) there are no material statutes, regulations, contracts or other documents that are not described in the Registration Statement, the Time of Sale Information and the Prospectus.

                                (-)            To the best knowledge of such counsel, the Company owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Governmental Authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, and to the best knowledge of such counsel, the Company has not received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus; and the Company is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date of the Prospectus.

                                (-)            The Company owns, possesses or has the right to use the Intellectual Property employed by it in connection with the business conducted by it as of the date hereof.

                                (-)            The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as described or referred to in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, existing and enforceable leases with such exceptions as are not material and to not interfere with the use made or proposed to be made of such property and buildings by the Company.

                                (-)            The Company is in compliance with all Environmental Laws, except, in each case, as described in the Registration Statement and where noncompliance, individually or in the aggregate, would not have a Material Adverse Effect on the Company; to the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened against or affecting the Company under any Environmental Law which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on the Company.

                Such counsel shall also state that they have participated in conferences with representatives of the Company and with representatives of its independent accountants and counsel at which conferences the contents of the Registration Statement, the ADS Registration Statement, the Time of Sale Information and the Prospectus and any amendment and supplement thereto and related matters were discussed and, although such counsel assume no responsibility for the accuracy, completeness or fairness of the Registration Statement, the ADS Registration Statement, the Time of Sale Information, the Prospectus and any amendment or supplement thereto (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe that the Registration Statement or the ADS Registration Statement, at the time of their respective effective dates (including the information, if any, deemed pursuant to Rule 430A, 430B or 430C to be part of the Registration Statement at the time of effectiveness), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, that the Time of Sale Information, at the Time of Sale (which such counsel may assume to be the date of the Underwriting Agreement) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Prospectus or any amendment or supplement thereto as of its date and the Closing Date contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial  statements and other financial and statistical information contained therein), as to which such counsel need express no belief).

                In rendering such opinion, such counsel will rely as to matters of fact on certificates of responsible officers of the Company and public officials that are furnished to such counsel.  In such examination such counsel will assume, with the Underwriters’ consent, the genuineness of all signatures, the authenticity of all documents submitted to such counsel as originals and the conformity with the originals of all documents submitted to such counsel as copies.

The opinion of Errecondo, Salaverri, Dellatorre, Gonzàlez & Burgio described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.  Errecondo, Salaverri, Dellatorre, Gonzàlez & Burgio is qualified to practice law in Argentina and does not express any opinion herein concerning any law other than the law of the Republic of Argentina as of the date thereof.  In rendering the opinion described above, the Argentine counsel, with the Representatives’ approval, will assume without independent investigation, the correctness, as to all matters governed by or involving conclusions under the federal laws of the United States of America and the law of the State of New York, of the opinions (including the qualifications, assumptions and limitations expressed therein) of Cleary Gottlieb Steen & Hamilton LLP, United States counsel to the Company and the Selling Shareholders, of even date therewith.

Annex C

Form of Opinion of Counsel For New Equity Ventures LLC

                (-)  The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of NEV.

                (-)  NEV has full right, power and authority to execute and deliver the Assignment Agreement and to perform its obligations thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of the Assignment Agreement and the consummation of the transactions contemplated thereby has been duly and validly taken by NEV.

                (-)  The Assignment Agreement has been duly authorized, executed and delivered by, and constitutes a valid and legally binding agreement of, NEV, enforceable against NEV in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, suspension of payments, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability affecting enforcement of creditors’ rights and except as enforcement thereof is subject to general equity principles.

(-)  NEV is the record, beneficial and lawful owner of all of the Shares underlying the ADSs to be sold by NEV and has valid and marketable title to such Shares underlying ADSs, and upon delivery of and payment for the ADSs, the Underwriters will acquire valid and marketable title to such Shares, free and clear of any mortgage, pledge, security interest, lien, claim or other encumbrance or restriction on transferability or any adverse claim.

                                (-)  The sale of the ADSs and the execution and delivery by NEV of, and the performance by NEV of its obligations under, the Underwriting Agreement and the Assignment Agreement, and the consummation of the transactions contemplated therein, (i) have been duly authorized on the part of NEV, and (ii) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which NEV is a party or by which NEV is bound or to which any of the property or assets of NEV is subject, nor will any such action result in any violation of the provisions of the charter or by-laws or similar organizational documents of NEV or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over NEV or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the ADSs or the consummation by NEV of the transactions contemplated by the Underwriting Agreement or the Assignment Agreement, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the ADSs by the Underwriters.

                The opinion of counsel described above shall be rendered to the Underwriters at the request of the Selling Stockholders and shall so state therein.

Annex D

Form of Opinion of Argentine Counsel For EDF International S.A.

(-)  EDFI is the record, beneficial and lawful owner of all of the Shares underlying the ADSs to be sold by EDFI and has valid and marketable title to such Shares underlying ADSs, and upon delivery of and payment for the ADSs, the Underwriters will acquire valid and marketable title to the Shares, free and clear of any mortgage, pledge, security interest, lien or other encumbrance or restriction on transferability arising from Argentine law or the organizational documents of the Company.

(-)  The Shares of the Company underlying the ADSs to be sold by EDFI may be freely deposited by EDFI with the Depositary (or its agent) against issuance of ADRs evidencing ADSs; and such Shares are freely transferable by EDFI to the Underwriters in the manner contemplated in the Underwriting Agreement.

                (-)            Upon deposit of the Shares underlying the ADSs to be sold by EDFI with the Depositary (or its agent) pursuant to the Deposit Agreement in accordance with the terms thereof against issuance of ADRs representing such ADSs, all right, title and interest in such Shares, subject to the Deposit Agreement, will be transferred to the Depositary or its nominee, as the case may be, free and clear of any mortgage, pledge, security interest, lien, claim or other encumbrance or restriction on transferability or any adverse claim, other than the interest of the Underwriters therein and subject to payment as herein provided; and upon delivery of such ADRs and payment therefor pursuant hereto, the Underwriters will acquire valid and marketable title to such ADSs, free and clear of any mortgage, pledge, security interest, lien, claim or other encumbrance or restriction on transferability or any adverse claim;

(-)  The sale of the ADSs and the execution and delivery by the EDFI of, and the performance by the EDFI of its obligations under, the Underwriting Agreement, and the consummation of the transactions contemplated therein, will not conflict with any Argentine applicable law or statute or regulation; and no consent, approval, authorization, order, registration or qualification of or with any Argentine governmental agency or body is required for the sale of the ADSs or the consummation by the EDFI of the transactions contemplated by the Underwriting Agreement, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Argentine securities laws in connection with the public offering of the Shares underlying the ADSs.

The opinion of counsel described above shall be rendered to the Underwriters at the request of EDFI and shall so state therein.

Annex E

Form of Opinion of French In-House Counsel For EDF International S.A.

                                (  )  The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of EDFI.

                                (  )  EDFI has full right, power and authority to execute and deliver the Assignment Agreement and to perform its obligations thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of the Assignment Agreement and the consummation of the transactions contemplated thereby has been duly and validly taken by EDFI.

                                (  )  The Assignment Agreement has been duly authorized, executed and delivered by, and constitutes a valid and legally binding agreement of, EDFI, enforceable against EDFI in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, suspension of payments, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability affecting enforcement of creditors’ rights and except as enforcement thereof is subject to general equity principles.

                                (  )  EDFI has not been served with any claim in connection with the Shares underlying the ADSs to be sold by EDFI and has no contractual restriction on transferability on such Shares.

                                (  )  The sale of the ADSs and the execution and delivery by EDFI of, and the performance by EDFI of its obligations under, the Underwriting Agreement and the Assignment Agreement, and the consummation of the transactions contemplated therein, (i) have been duly authorized on the part of EDFI, and (ii) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which EDFI is a party or by which EDFI is bound or to which any of the property or assets of EDFI is subject, nor will any such action result in any violation of the provisions of the charter or by-laws or similar organizational documents of EDFI or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over EDFI or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the ADSs or the consummation by EDFI of the transactions contemplated by the Underwriting Agreement or the Assignment Agreement, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the ADSs by the Underwriters and under the Argentine securities laws in connection with the public offering of the Shares underlying the ADSs.

                                The opinion of counsel described above shall be rendered to the Underwriters at the request of EDFI and shall so state therein.

Annex F

Form of  Opinion of Counsel For The Depositary

                                (-)            The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and legally binding agreement of the Depositary enforceable against the Depositary in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability affecting enforcement of creditors’ rights and except as enforcement thereof is subject to general equity principles.

                                (-)            Upon issuance by the Depositary of the ADRs evidencing ADSs against deposit of the Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued, and the persons in whose names such ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement.

                                (-)            The descriptions in the Registration Statement, the Time of Sale Information and the Prospectus under the caption “Description of American Depositary Shares” fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein.

Annex G

a.  Time of Sale Information

                [list each Issuer Free Writing Prospectus to be included in the Time of Sale Information, including the term sheet in the form of Annex H](1)

(1)          Would generally include the filed IFWPs and any IFWP with preliminary terms of the Securities.

                [orally conveyed pricing information]

Annex H

EMPRESA DISTRIBUIDORA Y COMERCIALIZADORA NORTE S.A.

Pricing Term Sheet

[TO COME]